                                                               EXHIBIT 99.B19.1

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Marco E. Adelfio, Richard H. Blank, Jr., R. Greg Feltus and Robert M. Kurucza, and each of them, his true and lawful attorney-in-fact and agent (each, an "Attorney-in-Fact") with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, (i) to execute the Registration Statement of each of MasterWorks Funds Inc., Managed Series Investment Trust, Master Investment Portfolio and any investment company whose fund(s) invest in a Master Portfolio of Managed Series Investment Trust or Master Investment Portfolio (each, a "Company"), and any or all amendments (including post-effective amendments) thereto and to file the same, with any and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities commissions or authorities, and (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, a Company. The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that said Attorney-in-Fact may lawfully do or cause to be done by virtue hereof.


Dated: February 27, 1997                                /s/ Zoe-Ann Hines
                                                        ---------------------
                                                        Zoe-Ann Hines

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Marco E. Adelfio, Richard H. Blank, Jr., R. Greg Feltus and Robert M. Kurucza, and each of them, his true and lawful attorney-in-fact and agent (each, an "Attorney-in-Fact") with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, (i) to execute the Registration Statement of each of MasterWorks Funds Inc., Managed Series Investment Trust, Master Investment Portfolio and any investment company whose fund(s) invest in a Master Portfolio of Managed Series Investment Trust or Master Investment Portfolio (each, a "Company"), and any or all amendments (including post-effective amendments) thereto and to file the same, with any and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities commissions or authorities, and (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, a Company. The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that said Attorney-in-Fact may lawfully do or cause to be done by virtue hereof.


Dated: February 27, 1997                                /s/ Robert M. Joses
                                                        ---------------------
                                                        Robert M. Joses

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Marco E. Adelfio, Richard H. Blank, Jr., R. Greg Feltus and Robert M. Kurucza, and each of them, his true and lawful attorney-in-fact and agent (each, an "Attorney-in-Fact") with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, (i) to execute the Registration Statement of each of MasterWorks Funds Inc., Managed Series Investment Trust, Master Investment Portfolio and any investment company whose fund(s) invest in a Master Portfolio of Managed Series Investment Trust or Master Investment Portfolio (each, a "Company"), and any or all amendments (including post-effective amendments) thereto and to file the same, with any and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities commissions or authorities, and (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, a Company. The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that said Attorney-in-Fact may lawfully do or cause to be done by virtue hereof.


Dated: February 27, 1997                                /s/ R. Greg Feltus
                                                        ---------------------
                                                        R. Greg Feltus

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Marco E. Adelfio, Richard H. Blank, Jr., R. Greg Feltus and Robert M. Kurucza, and each of them, his true and lawful attorney-in-fact and agent (each, an "Attorney-in-Fact") with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, (i) to execute the Registration Statement of each of MasterWorks Funds Inc., Managed Series Investment Trust, Master Investment Portfolio and any investment company whose fund(s) invest in a Master Portfolio of Managed Series Investment Trust or Master Investment Portfolio (each, a "Company"), and any or all amendments (including post-effective amendments) thereto and to file the same, with any and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities commissions or authorities, and (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, a Company. The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that said Attorney-in-Fact may lawfully do or cause to be done by virtue hereof.


Dated: February 27, 1997                                /s/ J. Tucker Morse
                                                        ---------------------
                                                         J. Tucker Morse

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Marco E. Adelfio, Richard H. Blank, Jr., R. Greg Feltus and Robert M. Kurucza, and each of them, his true and lawful attorney-in-fact and agent (each, an "Attorney-in-Fact") with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, (i) to execute the Registration Statement of each of MasterWorks Funds Inc., Managed Series Investment Trust, Master Investment Portfolio and any investment company whose fund(s) invest in a Master Portfolio of Managed Series Investment Trust or Master Investment Portfolio (each, a "Company"), and any or all amendments (including post-effective amendments) thereto and to file the same, with any and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities commissions or authorities, and (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, a Company. The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that said Attorney-in-Fact may lawfully do or cause to be done by virtue hereof.


Dated: February 27, 1997                                /s/ Thomas S. Goho
                                                        ---------------------
                                                        Thomas S. Goho

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Marco E. Adelfio, Richard H. Blank, Jr., R. Greg Feltus and Robert M. Kurucza, and each of them, his true and lawful attorney-in-fact and agent (each, an "Attorney-in-Fact") with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, (i) to execute the Registration Statement of each of MasterWorks Funds Inc., Managed Series Investment Trust, Master Investment Portfolio and any investment company whose fund(s) invest in a Master Portfolio of Managed Series Investment Trust or Master Investment Portfolio (each, a "Company"), and any or all amendments (including post-effective amendments) thereto and to file the same, with any and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities commissions or authorities, and (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, a Company. The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that said Attorney-in-Fact may lawfully do or cause to be done by virtue hereof.


Dated: February 27, 1997                                /s/ Jack S. Euphrat
                                                        ---------------------
                                                        Jack S. Euphrat

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Marco E. Adelfio, Richard H. Blank, Jr., R. Greg Feltus and Robert M. Kurucza, and each of them, his true and lawful attorney-in-fact and agent (each, an "Attorney-in-Fact") with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, (i) to execute the Registration Statement of each of MasterWorks Funds Inc., Managed Series Investment Trust, Master Investment Portfolio and any investment company whose fund(s) invest in a Master Portfolio of Managed Series Investment Trust or Master Investment Portfolio (each, a "Company"), and any or all amendments (including post-effective amendments) thereto and to file the same, with any and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities commissions or authorities, and (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, a Company. The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that said Attorney-in-Fact may lawfully do or cause to be done by virtue hereof.


Dated: February 27, 1997                                /s/ W. Rodney Hughes
                                                        ---------------------
                                                        W. Rodney Hughes